THIRD AMENDMENT
                       TO MASTER CREDIT FACILITY AGREEMENT


     THIS THIRD AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (the "Third Amendment") is made as of the 8th day of August, 1998, by and among (i) BRI OP LIMITED PARTNERSHIP, a Delaware limited partnership, (the "Borrower"), (ii) BERKSHIRE REALTY COMPANY, INC., a Delaware corporation (the "REIT"),(iii) BRI RIVER OAKS LIMITED PARTNERSHIP, a Delaware limited partnership (the "Existing Subsidiary Guarantor") and BRI HIDDEN OAKS PARTNERSHIP, a Texas general partnership, and BRI TEXAS APARTMENTS LIMITED PARTNERSHIP, a Delaware limited partnership (collectively, with the Existing Subsidiary Guarantor, the "Subsidiary Guarantors")(the Borrower, the REIT and the Subsidiary Guarantors are sometimes referred to herein individually as a "Borrower Party" and collectively as the "Borrower Parties"), (iv) WaSHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation (the "Lender") and (v) FANNIE MAE, a federally-chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. ss.1716 et seq.

                                    RECITALS

     A. The Borrower, the REIT, the Existing Subsidiary Guarantor and the Lender are parties to that certain Master Credit Facility Agreement, dated as of November 17, 1995, as amended by a First Amendment to Master Credit Facility Agreement, dated September 1, 1996 (the "First Amendment", and by a Second Amendment to Master Credit Facility Agreement, dated March 1, 1997 (as further amended from time to time, the "Master Agreement").

     B. All of the Lender's right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of November 17, 1995 (the "Assignment"). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Advances contemplated by the Master Agreement.

     C. Pursuant to the First Amendment, the Base Facility Credit Commitment was expanded to $63,345,000.00 and the Revolving Facility Credit Commitment was reduced to $36,655,000.00.

     D. The parties are executing this Third Amendment pursuant to the Master Agreement to reflect a complete termination of the Revolving Facility Credit Commitment.

     NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Third Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

     1. Complete Termination of Revolving Facility Credit Commitment. The Revolving Facility Credit Commitment is hereby permanently reduced to $0.00, and the definition of "Revolving Facility Credit Commitment", and all corresponding references to "Revolving Facility Credit Commitment, are hereby deleted.

     2. Definition of Base Facility Credit Commitment. The definition of "Base Facility Credit Commitment" is hereby replaced in its entirety by the following new definition:

          "Base Facility Credit Commitment" means an amount equal to $63,345,000.00.

     3. Obligations. The Master Agreement is hereby amended to include the following definition of Obligations:

          "Obligations" means the aggregate of the obligations of each of the Borrower Parties under this Agreement and the other Loan Documents, including the repayment of the Advances in accordance with the terms of the Loan Documents.

     4. Limitation on Recourse and Other Changes. Articles V, VIII, IX, XIII and XV of the Master Agreement (other than the covenants contained in Sections 13.01(a), (b), (c), (e), (f), (g), (h), (k), (1) and (m), Sections 13.02(a),
(c), (d}, (e), (f), (j) and Section 13.03(d) of the Master Agreement) are hereby deleted.

     5. Non-Recourse Liability. The Master Agreement is hereby amended to include the following Article XX:

                                   "ARTICLE XX

                          "LIMITS ON PERSONAL LIABILITY

"SECTION 20.01     Limits on Personal Liability.

     "SECTION 20.01(a) Limits on Personal Liability. Except as otherwise provided in this Article, no Borrower Party shall have any personal liability under this Agreement, the Notes, the Security Instrument or any other Loan Document for the performance of any Obligations of any Borrower Party under the Loan Documents, and the Lender's only recourse for the payment and performance of the Obligations shall be the Lenders exercise of its rights and remedies with respect to the Mortgaged Property and any other Collateral held by the Lender as security for the


                                                                 Third Amendment
                                             to Master Credit Facility Agreement

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

Obligations. This limitation on the Borrower Parties' liability shall not limit or impair the Lender's enforcement of its rights against any guarantor of all or part of the Obligations, but, if such guarantor is a Borrower Party, such guarantor's liability shall also be limited to the extent set forth in this Article.

     "SECTION 20.01(b) Exceptions to Limits on Personal Liability. The Borrower Parties shall be personally liable to the Lender on a joint and several basis for the repayment of a portion of the Advances and other amounts due under the Loan Documents equal to any loss or damage suffered by the Lender as a result of
(1) failure of any Borrower Party to pay to the Lender upon demand after an Event of Default, all Rents to which the Lender is entitled under Section 26 of the Security Instrument encumbering the Mortgaged Property and the amount of all security deposits collected by the Borrower Party from tenants then in residence; (2) failure of any Borrower Party to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument encumbering the Mortgaged Property; (3) failure of the Borrower Party to comply with the last paragraph of Section 13.01(b) relating to the delivery of books and records, statements, schedules and reports; (4) fraud or written material misrepresentation by any Borrower Party or any officer, director, partner, member or employee of any Borrower Party in connection with the application for or creation of the Obligations or any request for any action or consent by the Lender; or (5) failure to apply Rents, first, to the payment of reasonable operating expenses and then to amounts ("Debt Service Amounts") payable under the Loan Documents (except that the Borrower Party will not be personally liable
(i) to the extent that the Borrower Party lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar judicial proceeding, or (ii) with respect to Rents of a Mortgaged Property that are distributed in any calendar year if the Borrower Party has paid all operating expenses and Debt Service Amounts for that calendar year).

     "SECTION 20.01(c) Full Recourse. The Borrower Parties shall become personally liable to the Lender for the performance of all Obligations upon the occurrence of any of the following Events of Default under Section 16.01(b) of the Master Agreement: (1) failure to perform or observe the terms, covenants and conditions under Sections 13.02(c), which failure continues after 30 days written notice thereof, or 13.02(d) of the Master Agreement; or (2) failure to perform or observe the terms, covenants and conditions under Paragraph F of the Rider to the Security instrument.

     "SECTION 20.01(d) Permitted Transfer Not Release. No Transfer by any Borrower Party of its Ownership Interests in any other Borrower Party shall release the Borrower Party from liability under this Article, this Agreement or any other Loan Document, unless the Lender shall have approved the Transfer and shall have expressly released the Borrower Party in connection with the Transfer.

     "SECTION 20.01(e) Miscellaneous. To the extent that a Borrower Party has personal liability under this Section, the Lender may exercise its rights against the Borrower Party

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                                             to Master Credit Facility Agreement


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

personally without regard to whether the Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to the Lender under the Loan Documents or applicable law. For purposes of this Article, the term "Mortgaged Property" shall not include any funds that (1) have been applied by any Borrower Party as required or permitted by the Loan Documents prior to the occurrence of an Event of Default, or (2) are owned by a Borrower Party and which the Borrower Party was unable to apply as required or permitted by the Loan Documents because of a bankruptcy, receivership, or similar judicial proceeding."

     6. Termination Fee. Concurrently with the execution of this Third Amendment, the Borrower is paying to the Lender a termination fee equal to the excess of (i) $144,013.42, over (ii) the product obtained by multiplying (A) the number of days in the period commencing July 1, 1998 to and including the date of this Third Amendment, by (B) $162.91, which the parties hereby agree is the amount due as a termination fee under Section 9.03(b) of the Master Agreement.

     7. Expenses. In accordance with Section 13.01(k) and the other provisions of the Master Agreement, the Borrower will pay the Lender's and Fannie Mae's costs and expenses, including legal fees and expenses, incurred in connection with this Third Amendment and the transactions contemplated hereunder.

     8. Capitalized Terms. All capitalized terms used in this Third Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

     9. Full Force and Effect. Except as expressly modified by this Third Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.

     10. Counterparts. This Third Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

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

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                      THE BORROWER:

                      BRI OP LIMITED PARTNERSHIP, a Delaware limited partnership

                      By: Berkshire Apartments, Inc., a Delaware corporation, its General Partner

                            By: /s/ Marianne Pritchard
                               ----------------------------------
                               Name:   Marianne Pritchard
                                     ----------------------------
                               Title:  Executive Vice President
                                     ----------------------------


                      THE REIT:

                      BERKSHIRE REALTY COMPANY, INC., a Delaware corporation

                      By: /s/ Marianne Pritchard
                         ----------------------------------
                         Name:   Marianne Pritchard
                               ----------------------------
                         Title:  Executive Vice President
                               ----------------------------


                      THE EXISTING SUBSIDIARY GUARANTOR:

                      BRI RIVER OAKS LIMITED PARTNERSHIP, a Delaware limited partnership

                      By: BRI River Oaks-II, Inc., a Delaware corporation, its general partner

                            By: /s/ Marianne Pritchard
                               ----------------------------------
                               Name:   Marianne Pritchard
                                     ----------------------------
                               Title:  Executive Vice President
                                     ----------------------------


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

                      THE SUBSIDIARY GUARANTORS:

                      BRI HIDDEN OAKS PARTNERSHIP (formerly known as L & V Hidden Oaks Partnership), a Texas general partnership

                      By: BRI Texas Apartments Limited Partnership, a Delaware limited partnership, a general partner

                            By: BRI Texas Apartments-II, Inc., an Alabama corporation, its general partner

                                  By: /s/ Marianne Pritchard
                                    ----------------------------------
                                    Name:   Marianne Pritchard
                                          ----------------------------
                                    Title:  Executive Vice President
                                          ----------------------------


                      BRI TEXAS APARTMENTS LIMITED PARTNERSHIP, a
                      Delaware limited partnership

                      By: BRI Texas Apartments-II, Inc., an Alabama corporation, its general partner

                            By: /s/ Marianne Pritchard
                               ----------------------------------
                               Name:   Marianne Pritchard
                                     ----------------------------
                               Title:  Executive Vice President
                                     ----------------------------


                      THE LENDER

                      WMF WASHINGTON MORTGAGE CORP., a Delaware corporation f/k/a

                      WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a
                      Delaware corporation

                      By: /s/ G. Scott Carter
                         ----------------------------------
                         Name:   G. Scott Carter
                               ----------------------------
                         Title:  Vice President
                               ----------------------------


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

                      FANNIE MAE:

                      FANNIE MAE, a federally-chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. ss. 1716 et seq.

                      By:
                         ----------------------------------
                         Name:
                               ----------------------------
                         Title:
                               ----------------------------





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